Exhibit 99.1

Office of the United States Trustee

DEBTOR IN POSSESSION INTERIM STATEMENT

Statement Number:	78

For the Period FROM:	4/1/2008

TO:	4/30/2008

In re:
      The Kushner-Locke Company
Chapter 11
Case No. LA 01-44828-SB (Administratively Consolidated with
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)
CASH ACTIVITY ANALYSIS (Cash Basis Only)

		Collateral	Concentration	City National
		Account	Account	Collection Account
Balance before Statement #1		$268,333.21	$65,956.21
A. Total Receipts per all Prior Interim Statements		$11,320,163.46	$9,797,736.19	$1,148,554.55
B. Less: Total Disbursements per all Prior Statements		$10,161,689.39	$9,633,031.44	$21,840.52
C. Beginning Balance		$1,426,807.28	$230,660.96	$1,126,714.03
D. Receipts during Current Period
Description
04/10/2008	Wire Transfer		$25,000.00
04/14/2008	Blackhorse			$5,975.00
04/24/2008	Wire Transfer		$25,000.00
04/24/2008	HD Net	$15,000.00
04/30/2008	interest	$2,519.45

TOTAL RECEIPTS THIS PERIOD		$17,519.45	$50,000.00	$5,975.00	—

E. Balance Available (C plus D)		$1,444,326.73	$280,660.96	$1,132,689.03	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 78

F. Less: Disbursements during Current Period:
			Collateral	Concentration	City National
Date	Check No.	Payee/Purpose	Account	Account	Collection Account
04/03/2008	1141	Accurate Express		$23.00
04/03/2008	1142	Arrowhead		$19.22
04/03/2008	1143	AT & T		$82.12
04/03/2008	1144	Bowne of Los Angeles		$943.00
04/03/2008	1145	FilmPool Inc.		$105.00
04/03/2008	1146	AT & T		$297.95
04/03/2008	1147	Brandon & Morner-Ritt		$6,092.44
04/04/2008	Wire	ADP		$119.72
04/08/2008	Wire	Payroll Tax		$5,755.98
04/08/2008	8502	Payroll		$1,358.59
04/08/2008	8503	Payroll		$5,946.81
04/08/2008	8504	Payroll		$2,893.08
04/10/2008	Wire	Wire Transfer	$25,000.00
04/11/2008	1148	Bonded Services		$6,383.43
04/11/2008	1149	Kevin Marino		$740.92
04/11/2008	1150	Recall		$918.39
04/15/2008	1151	Blue Shield		$293.00
04/15/2008	1152	Health Net		$4,524.12
04/15/2008	1153	ITE Solutions		$345.00
04/18/2008	Wire	ADP		$139.72
04/22/2008	Wire	Payroll Tax		$5,279.68
04/22/2008	8505	Payroll		$1,358.57
04/22/2008	8506	Payroll		$5,508.08
04/22/2008	8507	Payroll		$2,893.10
04/24/2008	Wire	Wire Transfer	$25,000.00
04/25/2008	Wire	ADP		$281.83
04/30/2008	1154	Alice Neuhauser		$500.34
04/30/2008	1155	Arrowhead		$22.97
04/30/2008	1156	AT & T		$81.47
04/30/2008	1157	Clumeck Stern Schenkelberg & Getzoff		$787.00
04/30/2008	1158	Los Angeles County Tax Collector		$39.96
04/30/2008	1159	New Beginnings Enterprises		$4,551.44
04/30/2008	1160	Personnel Concepts		$152.57
04/30/2008	1161	AT & T		$256.23
04/30/2008	1162	Federal Express		$15.70
04/30/2008	1163	Secretary of State		$25.00
04/30/2008	1164	Xerox		$41.66
04/30/2008		Control Agreement Fee			$50.00

TOTAL DISBURSEMENTS THIS PERIOD:			$50,000.00	$58,777.09	$50.00	—

G. Ending Balance (E less F)			$1,394,326.73	$221,883.87	$1,132,639.03	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 78

H. (1) Collateral Account:
a) Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
b) Account Number:	323221556
(2) Concentration Account:
a) Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
b) Account Number:	1891935460
I: Other monies on hand:

The Kushner Locke Company PWI account		$731.10
Bank of Scotland — Pinocchio	936582	£214,861.27	Pound Sterling	Time Deposit
Bank of Scotland — Basil	936582	£241,309.86	Pound Sterling	Time Deposit (KL’ s interest is 50%)
Allied Pinocchio	10747301	$—	Pound Sterling
Edge Entertainment	1891152710	$172.89
I: Other monies on hand (continued):
Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture	178-71491-7	$95,381.96
BLT Venture	16-524173-1101	$330.45
KL MDP Sensation	60-066-930	$—
KL\7 Venture	1890-69-6360	$31,298.28
Denial Venture	1890-69-6501	$240,020.12
Cracker LLC	1891-04-1665	$732.79
Swing	323-518095	$12,651.13
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice Neuhauser Debtor in Possession